May 2023 INVESTOR PRESENTATION

This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2

PATRICK AT A GLANCE

11,000
Team members

64
Years of Success

250+
Facilities

$4.4B
Q1’23 TTM Revenue

$10.25
Q1’23 TTM Diluted EPS

Value Proposition



- Breadth and depth of talent and resources drives innovative customer solutions
- Investments in automation, human capital and IT support continued growth
- Broad supply chain strength supports OEM growth and positions us to be a first-choice component solutions provider to our end markets
- Strong portfolio unifies historically fragmented landscape

Q1’23 TTM Highlights

Pro Forma Adjusted EBITDA	$566M[1]	**Free Cash Flow**	$352M[1]
Liquidity	$489M	**Total Net Leverage**	2.3x[2]

[1] Non-GAAP metric. See appendix for reconciliation to closest GAAP metric | [2] As defined by credit agreement

PATRICK

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PROVIDING VALUE TO ATTRACTIVE MARKETS

RV



48%
Q1'23 TTM net sales

Largest OEMs rely on Patrick for **high degree of content**

Breadth of offerings provide packaged solutions not offered by competitors

Our extensive supply chain helps us support the leisure lifestyle markets

Deep industry knowledge and experience allow us to better serve and align with anticipated customer demand

MARINE



25%
Q1'23 TTM net sales

Fully integrated into manufacturers' design process

Highly engineered and specialized products offer **differentiated solutions to OEMs**

Growing aftermarket platform in marine and powersports markets

A leading OEM provider in various marine components, including **ski & wake towers** and **marine audio solutions**

HOUSING



27%
Q1'23 TTM net sales

Nationwide manufacturing and distribution footprint provides geographic advantage over competitors

Aligned with long-term secular growth in housing demand, specifically for **affordable housing** through manufactured housing ("MH") and multifamily builds

Home improvement and DIY activity driven by work-from-anywhere environment

Balanced End Market Exposure to Sectors with Favorable Long-Term Demographics

PATRICK
4

Andy Nemeth CEO Jeff Rodino President Jake Petkovich CFO Kip Ellis COO 31 years Industry experience 29 years Industry experience 27 years Industry experience 26 years Industry experience • 100+ years of industry experience spanning across multiple economic cycles • Management team is adaptable and experienced during economic changes and industry trends • Proven ability to manage at scale with approximately 11,000 employees in over 250 facilities across 23 states 5

$308 $437 $595 $736 $920 $1,222 $1,636 $2,263 $2,337 $2,487 $4,078 $4,882 $4,440 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 23 TTm $8 $28 $24 $31 $42 $56 $86 $120 $90 $97 $225 $328 $246 $21 $37 $53 $71 $106 $122 $200 $280 $250 $329 $531 $674 $566 $0.37 $1.17 $0.99 $1.27 $1.81 $2.43 $3.48 $4.93 $3.85 $4.20 $9.63 $13.49 $10.25 20 1 2012 2013 2014 2020 2021 202 023 TTM Net Sales Net Income Pro Forma Adj. EBITDA Diluted EPS We have thoughtfully and strategically built an incredible organization of great people, teams, brands, and leadership focused on embracing and preserving the entrepreneurial spirit! ($ in millions, except per share data) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1‘23 6

48% 25% 27% RV Marine Housing $4.4B Net Sales Grew by $2.8 Billion after Five Years $1.6B Broadening our Portfolio (Net Sales Composition as %) Q1’23 TTM Growing Marine Market Penetration Impressive Net Sales and Margin Growth (2017-Q1’23 TTM) Experienced Provider in RV and Affordable Housing Gross Margin 17.1% 21.6% + 450 bps Operating Margin 7.4% 8.8% + 140 bps Pro Forma Adj. EBITDA Margin1 12.2% 12.7% + 50 bps FY 2017 69%7% 24% <1% ~18% Marine Net Sales Aftermarket as % of Marine $112M $1.1B• Average customer relationship of PATK’s major customers is 25+ years • Major supplier to Thor and Forest River • PATK began 64 years ago in the MH market, and now operates in the RV, Marine, Housing and Powersports markets FY 2017 Q1’23 TTM 71 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric

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Levers Available in Downturn • Reduce discretionary capex / low level of maintenance capex • Flex direct labor rapidly / wage reductions • Monetization of working capital • Facility consolidations / capacity rationalization Strategies for Leveraging Growth • Investing in margin-accretive businesses with strong leadership teams • Leverage scale and reach to drive market share gains • Expanding presence in adjacent markets through acquisitions and innovations of our growing platform of products • Investing in automation and efficiency initiatives across the platform Leadership with deep industry expertise and understanding Flexible manufacturing processes Ability to adjust output and cost structure in real-time Successful implementation of diversification strategy Less capital-intensive operations flex fluidly to meet production needs Nimble Model With Strategies For Various Economic Environments 9

MARKET INSIGHTS: RV • Supply chain relief improving depleted dealer inventories headed into spring selling season • Growing aftermarket presence MARINE NET SALES ($M) TTM CONTENT PER WHOLESALE UNIT $274 $329 $339 $665 $1,038 $1,092 2018 2019 2020 2021 2022 Q1 '23 TTM $1,169 $1,730 $2,069 $3,632 $5,161 $5,266 2018 2019 2020 2021 2022 Q1'23 TTM PRIORITIZATION Building relationships and product portfolio with OEMs while continuing to expand aftermarket presence FUTURE OUTLOOK Continued restocking opportunities into 2024 with our business best-positioned to serve the fiberglass and ski-and-wake markets that typically serve consumers less sensitive to interest rate volatility and economic softness 10

: RV • Young and Diverse groups purchasing RVs • Expecting a return to normal seasonal patterns • Disciplined OEM production provides long-term market health RV NET SALES ($M) TTM CONTENT PER WHOLESALE UNIT $1,434 $1,287 $1,392 $2,404 $2,593 $2,139 2018 2019 2020 2021 2022 Q1'23 TTM $2,965 $3,170 $3,235 $4,006 $5,257 $5,349 2018 2019 2020 2021 2022 Q1'23 TTM PRIORITIZATION Prudent monetization of working capital as OEMs scale back production in 2023 FUTURE OUTLOOK Providing consistent and innovative component solutions for OEMs serving the RV industry to further enhance the outdoor enthusiast lifestyle MARKET INSIGHT: RV 11

FY 2021 FY 2022FY 2020 WholesaleWholesaleWholesale Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Retail Wholesale 493,300 Retail Wholesale 234,800 163,700 1 Company estimates based on data published by the National Marine Manufacturers Association/ Statistical Surveys Inc. (SSI) I 2 RV Industry Association/SSI (71,100) Retail Wholesale 220,200 183,200 • Estimated 2023 wholesale shipments expected to be down low double digits • Estimated 2023 retail shipments down high single digits • Continued lean but slightly improving dealer inventories in 2023, mitigating risk of a dramatic production cut as seen in RV industry in 2022 • Estimated 2023 wholesale shipments between 310,000 to 325,000 units • Estimated 2023 retail shipments between 335,000 to 360,000 • Dealer inventory reductions in ’23 better support sustained long-term growth Retail Wholesale 188,200 201,000 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Retail Wholesale Retail 520,500 FY 2020 430,400 FY 2021 Retail 567,400 600,200 FY 2022 Retail 447,600 (37,000) 12,800 (90,100) 32,800 45,700 Marine Industry Shipments1 RV Industry Shipments2 12

MARKET INSIGHTS: RV • Despite historically low affordable home ownership and limited home supply, total stick-built housing starts continue to decline in part due to rising interest rates • MH offers solution to the affordable housing shortage HOUSING NET SALES ($M) MH TTM CONTENT PER WHOLESALE UNIT $555 $721 $756 $1,008 $1,251 $1,208 2018 2019 2020 2021 2022 Q1'23 TTM $2,849 $4,616 $4,580 $5,153 $6,243 $6,353 2018 2019 2020 2021 2022 Q1'23 TTM PRIORITIZATION Drive share gains through expanded product offerings and continued close partnership with OEM customers FUTURE OUTLOOK Limited housing inventory, specifically affordable housing, points to long-term demand trends in MH and stick-built housing, including repair & remodel activities 13

• Marine revenue growth partially offset revenue declines in RV and Housing end markets • RV OEMs reduced production to better align dealer inventory with end user demand • Marine inventory continued to rebuild as estimated powerboat shipments increased year-over-year • Housing revenue declined due to industry headwinds, persistent inflation and higher rates • Long-term demand trends in Leisure Lifestyle and Housing remain positive despite near-term uncertainty REVENUE DOWN 33% Y/Y ON REDUCED RV OEM PRODUCTION Diversified Portfolio Improves Stability Despite Macroeconomic and Industry Headwinds • Growing portfolio of higher margin products in the marine market, partially offset lower RV volumes • Leveraging variable cost structure in line with lower unit volumes • Improved efficiency through automation and technology and growing offering of proprietary products promotes long-term margin expansion STABLE GROSS MARGIN AMID INDUSTRY VOLUME RECALIBRATION • Published our inaugural sustainability report in December 2022 • Our efforts support the main pillars of our ESG mission: Empowering People, Caring for Our Planet, and Living by Our Policies • We prioritize transparency and accuracy in our reporting as we continue to scale our sustainability data collection framework OUR ESG INITIATIVES • Monetization of inventory mitigated by the decrease in net income and seasonal receivables collection • Investing to increase automation, improve efficiency, and expand capabilities • Strong available liquidity, favorable debt structure and low leverage allow us to remain opportunistic and forward-leaning as we look for attractive acquisition opportunities • Returning cash to shareholders through $0.45/share dividend and opportunistic share repurchases IMPROVED CASH FLOW PERFORMANCE DESPITE ECONOMIC UNCERTAINTY 14

28% of Q1’23 Sales Revenue of $276M Revenue of $257M Industry Shipments1 Housing Starts (Y/Y) CPU3 of $5,349 CPU3 of $5,266 MH CPU3 of $6,353 Industry Shipments2 Manufactured Housing (“MH”) Industry Shipments2 (55%) +22% (54%) +25% +14% +27% 31% of Q1’23 Sales41% of Q1’23 Sales Revenue of $367M (14%) (28%) (18%) +16% 1 Data published by RV Industry Association (“RVIA”) I 2 Company estimates based on National Marine Manufacturers Association (“NMMA”), Manufactured Housing Institute (“MHI”) & SSI I 3CPU = Content per wholesale unit for the trailing twelve months 15

MH BASKET COMPANIES2: PATK: (29%) 78,600 84,000 53,800 34,300 • OEMs acting with discipline, maintaining reduced production schedules to manage dealer inventories • Favorable long-term demographic trends, including growing penetration of Millennial and Gen Z consumers • Certain commodity and freight costs declining • Average age of preowned boats sold in 2021 was near all-time highs according to NMMA Abstract, pointing to OEM and aftermarket opportunity • Long-term demand trends remain positive as affordable housing gap remains unfilled • Industry has seen slow and steady recovery since Great Recession; current shipments well below previous peaks • Limited housing inventory sustains long-term demand trends • New housing starts impacted by rising interest rates; demand shifting toward multifamily and rental options • Lifestyle preferences of families looking to experience camping/outdoor and boating activities with friends and family continue to support long-term demand • Additional government resources allocating funds to park improvements and encouraging outdoor recreational activities, specifically in communities that have lacked access to recreational spaces • Urban-to-less-dense movement • Demographics, lower inventories at affordable price points • Repair & remodel activities align with our growth of innovative and durable products • Low inventory of available homes MultifamilySingle-Family RV1 MARINE1 HOUSING Q1 2023 UNIT SNAPSHOT INDUSTRY TRENDS DURABLE SECULAR TRENDS 1 Company estimates based on data published by RVIA, NMMA, MHI & SSI MH Wholesale Unit Shipments +5%(28%) Wholesale Retail Wholesale Retail 16

Series1 Series2 Series3 $4.54 $1.35 $162 $56 12.1% 6.2% • Net Sales declined 33% as Marine revenue growth partially mitigated a 55% reduction in RV revenue and 14% reduction in Housing revenue • Gross margin remained stable due to improved mix of Marine revenue despite sharp RV industry volume decline • Operating margin results driven by the impact to gross margin mentioned above, investments in human capital, continued execution of our IT transformation and an increase in amortization of intangible assets • Invested $20M in purchases of property, plant and equipment to support automation, production efficiency initiatives, and information technology ($ millions except per share data) DILUTED EPSOPERATING INCOME & MARGINNET SALES & GROSS MARGIN 22.0% 21.6% $900 $1,342 17 RV Marine Housing Q1 2022 Q1 2023 Q1 2022 Q1 2023 Q1 2022 Q1 2023

• $150.0M Term Loan ($135.0M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($310.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,353.8 Less: Cash and Debt Paid as Defined by the Credit Agreement (28.5) Net Debt $ 1,325.3 LTM Pro-Forma Adj. EBITDA $ 565.6 Net Debt to Pro-Forma Adj. EBITDA 2.3 x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (317.1) Unused Credit Capacity $ 457.9 Add: Cash on Hand 30.8 Total Available Liquidity $ 488.7 • Consolidated Net Leverage Ratio – 2.3x • Consolidated Secured Net Leverage Ratio – 0.74x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 3.86x vs. minimum 1.50x COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES1 NET LEVERAGE2 ($ millions) LIQUIDITY ($ millions) 1 As of 4/2/23; 2 As defined by credit agreement Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities 18

$117 $212 $66 $91 $11 $8 $29 $45 $53 $9 $121 $202 $50 $264 $80 $256 $183 $68 $35 $152 $35 Acquisitions Capital Expenditures Share Buybacks Dividends ($ millions) Our capital allocation strategy seeks to balance prioritizing shareholder value with strategic business growth for near and long-term success Deploy strong cash flows to highest value projects Maintain a disciplined leverage position Utilize capital resources to grow and reinvest Share buybacks and quarterly dividends Q1 ‘2320222021202020192018 19 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

These Growth Initiatives have resulted in Patrick becoming a leading component solutions provider in the Leisure Lifestyle and Housing markets GROWTH ENGINE STRATEGIC ACQUISITIONS Pursue accretive acquisition opportunities to further strengthen primary markets and explore potential adjacent markets INNOVATION New product development and product line extensions to further enhance Patrick’s extensive proprietary product offerings GEOGRAPHIC EXPANSION Grow presence and geographic foothold to drive logistic efficiencies INDUSTRY GROWTH Positioned to capitalize on long-term secular growth and favorable demographics in all end markets through robust capacity MARKET LEADER Leading market position in key product categories (ski/wake towers, RV/Marine logistic solutions) CUSTOMER RELATIONSHIPS Cross-pollinate sales across customers and market sectors in the Leisure Lifestyle spaces 20

Strategic Criteria Strong Leadership Team and Cultural Fit Executable Revenue Synergies Geographic / Market Expansion Market Leadership Strong Track Record of Operational Success Key Market Category EPS Accretion in First Full Year ROIC > Cost of Capital Accretive to Profit Margins 21

22 BALANCE We work to build a healthy work environment that encourages excellence, happiness, and peace in both our work and our home life. EXCELLENCE We strive to meet the highest possible standards of achievement in our work and relationships. TRUST We do what we say we will do every time — and communicate with all stakeholders if a commitment evolves. TEAMWORK We challenge, encourage, equip, empower, and inspire the individuals we work with. EMPOWERMENT We give our team members the information, tools and trust they need to grow as leaders and achieve results. RESPECT We treat our teammates and partners with the utmost honor and dignity. OUR VALUES 22

NON-GAAP RECONCILIATION

RECONCILIATION OF NET INCOME TO EBITDA TO PRO-FORMA ADJUSTED EBITDA

($ in millions)	Fiscal Year Ended December 31,						
	2017	2018	2019	2020	2021	2022	Q1 2023 TTM
Net Income	$ 86	$ 120	$ 90	$ 97	$ 225	$ 328	$ 246
+ Interest Expense	9	26	37	43	58	61	64
+ Income Taxes	27	32	28	33	69	107	81
+ Depreciation and Amortization	33	55	63	74	105	131	136
EBITDA	$ 155	$ 233	$ 218	$ 247	$ 457	$ 627	$ 527
+ Stock Compensation	10	14	15	16	23	22	22
+ Acquisition proforma, transaction-related expenses & other	35	33	17	66	51	25	17
Proforma Adjusted EBITDA	$ 200	$ 280	$ 250	$ 329	$ 531	$ 674	$ 566
Net Sales	$ 1,636	$ 2,263	$ 2,337	$ 2,487	$ 4,078	$ 4,882	$ 4,440
Proforma Adjusted EBITDA Margin (%)	12.2%	12.4%	10.7%	13.2%	13.0%	13.8%	12.7%

Use of Non-GAAP Financial Information

** As defined by credit agreement which includes debt and cash balances*

-Earnings before interest, taxes, depreciation and amortization ("EBITDA"), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items.

-We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.

-We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

RECONCILIATION OF NET LEVERAGE

($ in millions)		
Total debt outstanding @ 4/2/2023	$	1,353.8
Less: cash on hand @ 4/4/2023		(28.5)
Net debt @ 4/4/2023	$	1,325.3
Pro-Forma Adjusted EBITDA	$	565.6
Net debt to Pro-Forma Adjusted EBITDA		2.3x

RECONCILIATION OF FREE CASH FLOW FOR THE TRAILING TWELVE MONTHS

($ in millions)		
Cash flow from operations	$	433.8
Less: purchases of property, plant and equipment		(81.5)
TTM free cash flow	$	352.3

PATRICK

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Single-Section Homes Multi-Section Homes ASP: $72,600 | 42% of Market ASP: $132,000 | 58% of Market TOWABLE Shipments: 91% Wholesale | 68% Retail Value MOTORIZED Shipments: 9% Wholesale | 32% Retail Value Travel Trailer | ASP: $28,300 Fifth Wheel | ASP: $67,100 Class A | ASP: $257,600 Class B & C | ASP: $128,800 RV PRODUCT CATEGORIES1 Pontoon Ski & Wake Fiberglass Aluminum ASP: $55,000 | 33% of Market ASP: $130,000 | 7% of Market ASP: $101,000 | 37% of Market ASP: $31,900 | 23% of Market U.S Expenditures on Boats, Engines, and Accessories Totaled $xxB in 2019 MARINE PRODUCT CATEGORIES2 MANUFACTURED HOUSING PRODUCT CATEGORIES3 1 Source: RVIA 2021 Industry profile (travel trailer ASPs stats include camping trailers and truck campers | 2 Source: NMMA 2021 Statistical Abstracts. | 3 Source: Manufactured Housing Institute. 25

Fiberglass and Plastic Thermoformed Helm Systems Wiring and Wire Harnesses Electrical Systems and Components Fabricated Aluminum and Steel Components Boat Covers, Towers, Tops and Frames Anchoring, Docking and Boarding Vinyl and Paper Laminated Products Surface, Granite and Quartz Countertops Vinyl, Paper and Hardwood Moldings Fiberglass Caps, Showers and Tubs Cabinet Doors Small Plastic Components Pre-finished Wall and Ceiling Panels Drywall Finishing Products Flooring Roofing and Siding Venting Lighting Kitchen Cabinets, Countertops & Components Office & Household Furniture Wardrobe Doors & Mirrors Store Fixtures & Commercial Furnishings Slotwall Fabricated Aluminum & Steel Components Marine RV MH Industrial 26

Additional Supplied Products • Softwoods • Full Body Paint • Aluminum Gauges • Steel Gauges • Mill Finish & Pre-painted Aluminum and Steel • Slit & Embossed Steel • FRP Coil & Sheet • Trim Panels • Fuel Systems • Metal Extrusions 27

Additional Supplied Products • Exit Lighting • Power Cords & Inlets • RV Tank Heater Pads • Fire Extinguishers • Electric Fireplaces • Wiring, Electrical & Plumbing • Inverters • Tire Pressure Monitors • Electrical Switches, Receptacles, & Outlets • RV Transfer Switches • Battery Selector Switches • Cut-to-Size, Boring, Foiling & Edge-Banding • Flooring Adhesive • Instrument Panel • Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High- Pressure Laminates (HPL) • Trim Products 28

Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Aluminum / Plastic Fuel & Holding Tanks Wire Harnesses Electronics Dash Assemblies Wire Screens Helms Aluminum / Plastic Fuel & Holding Tanks Boat Hull Design & Tooling Wire Harnesses Dash Assemblies Electronics Boat Covers, Tops, Towers & Frames Ladder Chairs & Pedestals Rub Rails Bow Rail Flooring / Decking Seating Additional Supplied Products • Windshields (Glass / Acrylics) • Fuel System Related Components • Plastic Seat Bases & Components • Vinyl (Biminis, Covers) • Fabricated & Extruded Aluminum • Decking, Flooring, Carpet, Vinyl • Gauges, Instrument Panels, Displays • Lighting • Steering & Throttle Controls • Plastic Products: Boxes, Inlay Tables • Canvas Products, Panels & Trim • Boat trailers • Audio Products and Accessories • Boat Covers 29

Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors & Enclosures Cabinet Doors & ComponentsMicrowaves Countertops Electronics Siding Shingles o Ventilation System & Ridge Cap o Felt Paper o Ice & Water Protection o Drip Edge o Flashing o Roofing Membrane o Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl TrussesInterior & Exterior Decorative Lighting Fixtures Water Heaters Additional Supplied Products • Building Arches • Closet Organization Products • Adhesives & Sealants • Innovative Lighting • Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles) • Fireplaces and Surrounds • Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High- Pressure Laminates (HPL) • Cut-to-Size, Boring, Foiling & Edge-Banding • Solid Surfac , Granite and Quartz Fab • Flooring Adhesive • Tables & Signs • Roof Trusses • Wardrobe Doors & Hardware Systems • Closet Organizers & Shelving • Air Handling Products • Carpeting 30